Exhibit 10.4
EXECUTION VERSION
FIRST AMENDMENT TO REGISTRATION RIGHTS AGREEMENT
     This First Amendment to Registration Rights Agreement (this “Amendment”) is made and entered into as of November 1, 2007, by and among Quest Midstream Partners, L.P., a Delaware limited partnership (“Partnership”), Alerian Opportunity Partners IV, L.P., a Delaware limited partnership (“Alerian”), Swank MLP Convergence Fund, LP, a Texas limited partnership (“Swank MLP Fund”), Swank Investment Partners, LP, a Texas limited partnership (“SIP”), The Cushing MLP Opportunity Fund I, LP, a Delaware limited partnership (“Cushing MLP Fund”), The Cushing GP Strategies Fund, LP, a Delaware limited partnership (“Cushing GP Fund”, together with Swank MLP Fund, SIP and Cushing MLP Fund, “Swank”), Tortoise Capital Resources Corporation, a Maryland corporation (“Tortoise”), Alerian Opportunity Partners IX, L.P., a Delaware limited partnership (“New Investor A”), Bel Air MLP Energy Infrastructure Fund, LP, a Delaware limited partnership (“New Investor B”), Tortoise Gas and Oil Corporation, a Maryland corporation (“New Investor C”), Dalea Partners, LP, an Oklahoma limited partnership (“New Investor D”), Hartz Capital MLP, LLC, a New Jersey limited liability company (“New Investor E”), ZLP Fund, L.P., a Delaware limited partnership (“New Investor F”), KED MME Investment Partners, LP, a Delaware limited partnership (“New Investor G”), Eagle Income Appreciation Partners, L.P., a Texas limited partnership (“New Investor H”), Eagle Income Appreciation II, L.P., a Texas limited partnership (“New Investor I”), Citigroup Financial Products, Inc., a Delaware corporation (“New Investor J”), and The Northwestern Mutual Life Insurance Company, a Wisconsin corporation (“New Investor K”, together with New Investor A, New Investor B, New Investor C, New Investor D, New Investor E, New Investor F, New Investor G, New Investor H, New Investor I and New Investor J, the “New Investors”). Alerian, Swank, Tortoise, Huizenga Opportunity Partners, LP, a Delaware limited partnership (“HOP”), and HCM Energy Holdings, LLC, an Illinois limited liability company (together with HOP, “Huizenga”), are sometimes referred to herein individually as an “Original Investor” and collectively as the “Original Investors.” The New Investors and Tortoise are sometimes referred to herein individually as a “Second Round Investor” and collectively as the “Second Round Investors.” The Original Investors and the New Investors are sometimes referred to herein individually as an “Investor” and collectively as the “Investors.”
RECITALS
     WHEREAS, the Partnership and the Original Investors are parties to a Purchase Agreement dated December 22, 2006 (the “Original Purchase Agreement”) pursuant to which the Original Investors acquired certain of the Partnership’s Common Units.
     WHEREAS, the Partnership and the Second Round Investors are parties to a Purchase Agreement, dated October 16, 2007 (the “Second Round Purchase Agreement”) pursuant to which the Second Round Investors acquired certain of the Partnership’s Common Units.
     WHEREAS, the Partnership and the Original Investors are parties to a Registration Rights Agreement dated December 22, 2006 (the “Agreement”) pursuant to which the Original Investors were granted certain rights with respect to their investment in the Partnership (any capitalized terms not otherwise defined in this Amendment shall have the meanings ascribed thereto in the Agreement).

     WHEREAS, the Agreement may not be amended, modified or supplemented without the written consent of the Partnership and Holders beneficially owning not less than two-thirds (2/3) of the then outstanding Registrable Securities.
     WHEREAS, the undersigned parties to the Agreement, constituting not less than two-thirds (2/3) of the currently outstanding Registrable Securities, and the New Investors desire to amend the Agreement to extend certain rights provided for therein to the New Investors.
     NOW, THEREFORE, in consideration of the mutual covenants, representations, warranties and agreements contained herein, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby as follows:
1. DEFINITIONS.
     (a) The following definitions set forth in Section 1 of the Agreement shall be amended to read in their entirety as follows:
Agreement: As defined in the preamble and as amended by the First Amendment to Registration Rights Agreement, dated as of November 1, 2007.
Investor: An Original Investor or Second Round Investor.
Partnership Agreement: The Second Amended and Restated Agreement of Limited Partnership of the Partnership dated as of November 1, 2007.
Purchase Agreement: The Original Purchase Agreement and the Second Round Purchase Agreement, collectively.
Registrable Securities: (a) The Common Units issued pursuant to the Original Purchase Agreement, (b) The Common Units issued pursuant to the Second Round Purchase Agreement, and (c) any securities issued in respect of such Registrable Securities by reason of or in connection with any dividend, distribution, split, purchase in any rights offering or in connection with any exchange for or replacement of such Registrable Securities or any combination of securities, recapitalization, merger or consolidation, or any other equity securities issued pursuant to any other pro rata distribution with respect to the Common Units of the Partnership, until, with respect to such Registrable Security the earliest to occur of (i) the date on which it has been first registered effectively pursuant to the Securities Act and disposed of in accordance with the Registration Statement relating to it, (ii) the date on which either it is distributed to the public pursuant to Rule 144 (or any similar provision then in effect) or is eligible for sale without registration, pursuant to Rule 144(k) promulgated by the Commission pursuant to the Securities Act, in the opinion of counsel to the Partnership, or (iii) the date on which it is sold to the Partnership, any member of the QRC Group or any subsidiary of the Partnership.

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     (b) The following definitions shall be added to Section 1 of the Agreement as follows:
Amendment: The First Amendment of Registration Rights Agreement, dated as of November 1, 2007, by and among the Partnership, the Original Investors and the New Investors.
Original Investors: As defined in the preamble of the Amendment.
Original Purchase Agreement: As defined in the recitals of the Amendment.
Second Round Investors: As defined in the preamble of the Amendment.
Second Round Purchase Agreement: As defined in the recitals of the Amendment.
2. SUCCESSORS AND ASSIGNS.
     Section 8(d) of the Agreement is hereby deleted and replaced in its entirety with the following new Section 8(d):
     (d) Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto. The rights to cause the Partnership to register Registrable Securities pursuant to this Agreement may be assigned by a Holder to a transferee or assignee of Registrable Securities that (a) is a subsidiary, parent, general partner, limited partner, retired partner, member or retired member, or shareholder of a Holder, (b) is a Holder’s family member or trust for the benefit of an individual Holder, (c) acquires at least 175,000 Registrable Securities (as adjusted for splits and combinations); (d) is an Affiliate of such Holder or (e) is a party to a total return swap with the Holder, provided, however, that such transfer shall not be effective for purposes of this Agreement until (i) the transferor shall furnish to the Partnership written notice of the name and address of such transferee or assignee and the securities with respect to which such registration rights are being assigned and (ii) such transferee shall agree to be subject to all restrictions set forth in this Agreement. Each Holder agrees that any transferee of any Registrable Securities shall be bound by Section 4(b) and Section 7, whether or not such transferee expressly agrees to be bound.
3. REFERENCE TO AND EFFECT ON THE AGREEMENT.
     (a) Upon the effectiveness of this Amendment, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” and “herein” shall mean and be a reference to the Agreement as amended hereby.

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     (b) Except as specifically amended above, all of the terms, conditions and covenants of the Agreement shall remain unaltered and in full force and effect and shall be binding upon the parties thereto in all respects and are hereby ratified and confirmed.
4. MISCELLANEOUS.
     (a) This Amendment may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.
     (b) The headings in this Amendment are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.
     (c) THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF DELAWARE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.
     (d) If any term, provision, covenant or restriction of this Amendment is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties hereto that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

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     IN WITNESS WHEREOF, Partnership and the Investors have caused this Amendment to be signed by their respective duly authorized officers as of the date first above written.

QUEST MIDSTREAM PARTNERS, L.P.

By:	Quest Midstream GP, LLC, Its General Partner

	By:	/s/ Jerry D. Cash

	Name:	Jerry D. Cash
	Title:	Chief Executive Officer

ALERIAN OPPORTUNITY PARTNERS IV, LP

By:	ALERIAN OPPORTUNITY ADVISORS IV, LLC, its general partner

	By:	/s/ Gabriel Hammond

	Name:	Gabriel Hammond
	Title:	Managing Member

Address for Notice:

Alerian Capital Management 45 Rockefeller Plaza, 20th Floor New York, NY 10111 Attention: Gabriel Hammond

ALERIAN OPPORTUNITY PARTNERS IX, LP

By:	ALERIAN OPPORTUNITY ADVISORS IX, LLC its general partner

	By:	/s/ Gabriel Hammond

	Name:	Gabriel Hammond
	Title:	Managing Member

Address for Notice:

Alerian Capital Management 45 Rockefeller Plaza, 20th Floor

New York, NY 10111 Attention: Gabriel Hammond Fax: (212) 332-7806

SWANK MLP CONVERGENCE FUND, LP

By:	SWANK ENERGY INCOME ADVISORS, L.P. its general partner

By:	SWANK CAPITAL, LLC its general partner

By:	/s/ Jerry V. Swank

	Name:	Jerry V. Swank
	Title:	Manager

Address for Notice:

Swank Capital, LLC Oak Lawn Avenue, Suite 650 Dallas, TX 75219

SWANK INVESTMENT PARTNERS, LP

By:	SWANK ENERGY INCOME ADVISORS, L.P. its general partner

By:	SWANK CAPITAL, LLC its general partner

By:	/s/ Jerry V. Swank

	Name:	Jerry V. Swank
	Title:	Manager

Address for Notice:

Swank Capital, LLC Oak Lawn Avenue, Suite 650 Dallas, TX 75219

THE CUSHING MLP OPPORTUNITY FUND I, LP

By:	CARBON COUNTY PARTNERS I, LP its general partner

By:	CARBON COUNTY GP I, LLC its general partner

By:	/s/ Jerry V. Swank

	Name:	Jerry V. Swank
	Title:	Manager

Address for Notice:

Swank Capital, LLC Oak Lawn Avenue, Suite 650 Dallas, TX 75219

THE CUSHING CP STRATEGIES FUND, LP

By:	CARBON COUNTY PARTNERS I, LP its general partner

By:	CARBON COUNTY GP I, LLC its general partner

By:	/s/ Jerry V. Swank

	Name:	Jerry V. Swank
	Title:	Manager

Address for Notice:

Swank Capital, LLC Oak Lawn Avenue, Suite 650 Dallas, TX 75219

BEL AIR MLP ENERGY INFRASTRUCTURE FUND, LP

By:	SWANK ENERGY INCOME ADVISORS, L.P. its investment advisor

By:	SWANK CAPITAL, LLC its general partner

By:	/s/ Jerry V. Swank

	Name:	Jerry V. Swank
	Title:	Manager

Address for Notice:

Swank Capital, LLC Oak Lawn Avenue, Suite 650 Dallas, TX 75219 Fax: (214) 219-2353

TORTOISE CAPITAL RESOURCES CORPORATION

By:	/s/ Edward Russell

Name:	Edward Russell
Title	: President

Address for Notice:

Tortoise Capital Resources Corporation 10801 Mastin Blvd., Suite 222 Overland Park, KS 66210 Fax: (913) 981-1021

TORTOISE GAS AND OIL CORPORATION

By:	/s/ David J. Schulte

Name:	David J. Schulte
Title:	President & CEO

Address for Notice:

Tortoise Gas and Oil Corporation 10801 Mastin Blvd., Suite 222

Overland Park, KS 66210 Fax: (913) 981-1021

DALEA PARTNERS, LP

By:	DALEA MANAGEMENT, LLC Its general partner

By:	/s/ N. Malone Mitchell, 3rd

Name:	N. Malone Mitchell, 3rd
Title:	Manager

Address for Notice:

c/o Riata Management LLC 4801 Gaillardia Parkway, Suite 225 Oklahoma City, OK 73142 Fax: (405) 286-6399

HARTZ CAPITAL MLP, LLC

By:	Hartz Capital, Inc., Its manager

By:	/s/ Ronald J. Bangs

Name:	Ronald J. Bangs
Title:	Chief Operating Officer

Address for Notice:

c/o Hartz Capital, Inc. 400 Plaza Drive Seacaucus, New Jersey 07094

Attention: Noah Lerner and Tim Terry Fax: (201) 866-6387

ZLP FUND, L.P.

By:	Zimmer Lucas Partners, LLC,
Its general partner

By:	/s/ Craig M. Lucas

Name:	Craig M. Lucas
Title:	Managing Member

Address for Notice:

c/o Zimmer Lucas Partners, LLC. Harborside Financial Center Plaza 10, Suite 301 Jersey City, NJ 07311 Fax: (212) 440-0750

KED MME INVESTMENT PARTNERS, LP

By:	KED MME Investment GP, LLC,
Its general partner

By:	/s/ James C. Baker

Name:	James C. Baker
Title:	Vice President

Address for Notice:

1800 Avenue of the Stars, Second Floor Los Angeles, California 90067 Attention: David Shladovsky, Esq. Facsimile: (310) 284-6490

with a copy to:

KED MME Investment Partners, LP 1100 Louisiana, Suite 4550 Houston, Texas 77002 Attention: Kevin McCarthy Facsimile: (713) 655-7359

EAGLE INCOME APPRECIATION PARTNERS, L.P.

By:	Eagle Income Appreciation GP, LLC
its general partner

By:	Eagle Global Advisors, LLC
its managing member

By:	/s/ Malcom Day

Name: Malcom Day
Title: Partner

Address for Notice:

c/o Eagle Global Advisors 5847 San Felipe Road, Suite 930 Houston, TX 77057

EAGLE INCOME APPRECIATION II, L.P.

By:	Eagle Income Appreciation GP, LLC
its general partner

By:	Eagle Global Advisors, LLC
its managing member

By:	/s/ Malcom Day

Name: Malcom Day
Title: Partner

Address for Notice:

c/o Eagle Global Advisors 5847 San Felipe Road, Suite 930 Houston, TX 77057

CITIGROUP FINANCIAL PRODUCTS, INC.

By:	/s/ Bret Engelkemier
Name:	Bret Engelkemier
Title:	Managing Director

Address for Notice:

Citigroup Financial Products, Inc. 390 Greenwich St. New York, NY 10013 Attn: Brendan O’Dea Fax: (646) 291-1445

THE NORTHWESTERN MUTUAL LIFE INSURANCE COMPANY

By:	/s/ Jerome R. Baier

Name:	Jerome R. Baier
Title:	Its Authorized Representative

Address for Notice:

The Northwestern Mutual Life Insurance Company 720 East Wisconsin Avenue Milwaukee, WI 53202 Attention: Jerome Baier Fax: (414) 665-7124